Amended and Restated Bridge Loan Promissory Note

$9,353,492                                                       October 7, 2005

      FOR VALUE RECEIVED, GRAN TIERRA ENERGY INC., an Alberta corporation (hereinafter called the "Borrower"), hereby promises to pay to the order of GOLDSTRIKE INC., a Nevada corporation (hereinafter called the "Lender"), c/o Gottbetter & Partners LLP, 488 Madison Avenue, 12th Floor, New York, New York 10022, the principal sum of Nine Million Three Hundred Fifty Three Thousand Four Hundred Ninety Two Dollars ($9,353,492) (the "Commitment"), or so much thereof as shall have been borrowed by Borrower during the 120-day period following the date of this Note as set forth on Schedule A attached hereto and made a part hereof, in lawful money of the United States of America and in immediately available funds.

      1. The outstanding principal balance of this Note, together with accrued and unpaid interest thereon, shall be due and payable no later than the earlier of (i) December 30, 2005 and (ii) the date of closing of the Merger, as contemplated by the Term Sheet. The date such repayment is due is sometimes referred to as the "Due Date." Upon the closing of the Merger, all indebtedness evidenced hereby shall be deemed canceled and paid in full.

      2. This Note shall bear interest at the rate of nine percent (9%) per annum on (i) for the period From September 1 through October 6, 2005, the sum of Eight Million Three Hundred Thirty Seven Thousand Nine Hundred Sixteen Dollars ($8,337,916) and (ii) from and after October 7, 2005, the amount of the entire Commitment, regardless of the actual amount borrowed by Borrower hereunder as set forth on Schedule A hereto. Interest shall be calculated on the basis of a year of three hundred sixty (360) days applied to the actual days on which there exists an unpaid balance under this Note.

      3. Interest only shall be payable monthly in arrears, commencing thirty
(30) days from the date hereof. Thereafter, on the first business day of each month through and including the month in which the Due Date occurs, Borrower shall pay monthly installments of interest only.

      4. Upon an "Event of Default," as defined in the Bridge Loan Agreement described below, the rate of interest accruing on the amount of the entire Commitment of this Note shall increase to fifteen percent (15%) per annum. Such default interest rate shall continue until all defaults are cured.

      5. This Note is subject to the terms of a Bridge Loan and Control Share Pledge and Security Agreement (the "Bridge Loan Agreement") of even date herewith by and between the Borrower and the Lender. This Note is secured by collateral pledged by the Borrower and the Subsidiaries of the Borrower to the Lender pursuant to a Security Agreement of even date herewith by and among the Borrower, the Subsidiaries and the Lender (the "Security Agreement"), as well as by the deposit into escrow of the Borrower Control Shares (as defined in the Bridge Loan Agreement) pursuant to the terms of a Pledge and Escrow Agreement of even date herewith by and among the Borrower, the Lender and Gottbetter & Partners LLP, as escrow agent (the "Escrow Agreement"). All capitalized and undefined terms herein shall have the meaning given them in the Bridge Loan Agreement, the Security Agreement or the Escrow Agreement.

      6. Upon the occurrence of an Event of Default under the Bridge Loan Agreement or the Security Agreement, the entire principal amount outstanding hereunder and all accrued interest hereon, together with all other sums due hereunder, shall, as provided in the Bridge Loan Agreement, after the expiration of the applicable Cure Period become immediately due and payable. If such Event of Default is cured within the Cure Period, including but not limited to by payment in full of the entire principal amount outstanding hereunder and all accrued interest hereon, together with all other sums due hereunder, and provided that the Lender has received repayment in full of the Purchase Price of the Borrower Control Shares, then all indebtedness evidenced hereby shall be deemed canceled and paid in full, and the Security Agreement and the liens created thereby shall be terminated and of no further force and effect.

      Notwithstanding the foregoing, if an Event of Default is cured prior to the end of the Cure Period (including, but not limited to, an Event of Default pursuant to Section 6.1(d) of the Bridge Loan Agreement), the Borrower shall use its best efforts to ensure that the Merger and the Transactions are consummated.

      7. This Note is secured by and is entitled to the benefits of the Security Agreement. In addition to the rights and remedies given it by this Note and the Security Agreement, the Lender shall have all those rights and remedies allowed by applicable laws, including without limitation, the Uniform Commercial Code as in effect in the State of New York. The rights and remedies of the Lender are cumulative and recourse to one or more right or remedy shall not constitute a waiver of the others. The Borrower shall be liable for all commercially reasonable costs, expenses and attorneys' fees incurred by the Lender in connection with the collection of the indebtedness evidenced by the Note.

      8. To the extent permitted by applicable law, the Borrower waives all rights and benefits of any statute of limitations, moratorium, reinstatement, marshalling, forbearance, valuation, stay, extension, redemption, appraisement and exemption now provided or which may hereafter by provided by law, both as to itself and as to all of its properties, real and personal, against the enforcement and collection of the indebtedness evidenced hereby.

      9. All notices, requests, demands, and other communications with respect hereto shall be in writing and shall be delivered by hand, sent prepaid by a nationally-recognized overnight courier service or sent by the United States or Canadian mail, certified, postage prepaid, return receipt requested, at the addresses designated in the Bridge Loan Agreement or such other address as the parties may designate to each other in writing.

      10. This Note or any provision hereof may be waived, changed, modified or discharged only by agreement in writing signed by the Borrower and the Lender. The Borrower may not assign or transfer its obligation hereunder without the prior written consent of the Lender.


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

      11. The term "the Borrower" shall include each person and entity now or hereafter liable hereunder, whether as maker, successor, assignee or endorsee, each of whom shall be jointly, severally and primarily liable for all of the obligations set forth herein.

      12. If any provision of this Note shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Note, but this Note shall be construed as if this Note had never contained the invalid or unenforceable provision.

      13. This Note shall be governed by and construed in accordance with the domestic laws of the State of New York, without giving effect to any choice of law provision or rule. Any controversy or dispute arising out of or relating to this Note shall be settled solely and exclusively in accordance with the provisions of the Bridge Loan Agreement and the Security Agreement, dated as of even date herewith, which provisions are incorporated by reference herein as though fully set forth.


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

      IN WITNESS WHEREOF, the undersigned Borrower has caused the due execution of this Bridge Loan Promissory Note as of the day and year first herein above written.


                                        GRAN TIERRA ENERGY INC.



                                        By:
                                           -------------------------------------
                                                 Name:
                                                 Title:


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

                                   SCHEDULE A

      This schedule sets forth the principal amount borrowed by Borrower from the Lender, up to the maximum amount set forth on the face of this Note.

----------------------------------------  --------------------------------------  --------------------------------------
                                                                                   Signature of Authorized Officer of
                 Date                               Principal Amount                            Borrower

----------------------------------------  --------------------------------------  --------------------------------------
September 1, 2005                         $6,655,198.30
----------------------------------------  --------------------------------------  --------------------------------------
October 7, 2005                           $800,000
----------------------------------------  --------------------------------------  --------------------------------------

----------------------------------------  --------------------------------------  --------------------------------------

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


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